THE LAZARD FUNDS, INC.

Lazard US Realty Income Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") with respect to Lazard US Realty Income Portfolio (the "Acquired Portfolio") and Lazard US Realty Equity Portfolio (the "Acquiring Portfolio"), each a series of the Fund. The Plan provides for the transfer of the Acquired Portfolio's assets to the Acquiring Portfolio in a tax-free exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio's stated liabilities, the distribution of such shares of the Acquiring Portfolio to Acquired Portfolio shareholders and the subsequent termination of the Acquired Portfolio (the "Reorganization").

It is currently contemplated that shareholders of the Acquired Portfolio as of March 29, 2018 (the "Record Date") will be asked to approve the Plan on behalf of the Acquired Portfolio at a special meeting of shareholders to be held on or about June 8, 2018. If the Plan is approved, the Reorganization will become effective on or about June 29, 2018.

In anticipation of the Reorganization, effective on or about March 2, 2018 (the "Sales Discontinuance Date"), the Acquired Portfolio will be closed to any investments for new accounts. Shareholders of the Acquired Portfolio as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Acquired Portfolio accounts up until the time of the Reorganization.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Acquired Portfolio shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Portfolio and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Portfolio at www.lazardassetmanagement.com/us/en_us/funds or by calling (800) 823-6300.

Dated: March 1, 2018